SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               nVIEW CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                       nVIEW CORPORATION
                                      860 Omni Boulevard
                                 Newport News, Virginia  23606

                                         June 28, 1996

Dear Shareholder:

        You are cordially invited to attend the 1996 Annual Meeting of Shareholders of nVIEW Corporation which will be held at the Omni Newport News Hotel, 1000 Omni Way, Newport News, Virginia 23606, on Tuesday, July 25, 1996, at 11:00 a.m., local time.

        Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to any questions our shareholders may have.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your Proxy Card.

        We look forward to the 1996 Annual Meeting of Shareholders and we hope you will attend the meeting or be represented by Proxy.

                               Sincerely,

                               Angelo Guastaferro,
                               Chairman, President and
                               Chief Executive Officer
                                       nVIEW CORPORATION
                                      860 Omni Boulevard
                                 Newport News, Virginia  23606

                           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                          TO BE HELD

                                         July 25, 1996

To the Shareholders:

        NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of nVIEW Corporation ("the Company") will be held on Thursday, July 25, 1996, at the Omni Newport News Hotel, 1000 Omni Way, Newport News, Virginia, at 11:00 a.m., local time. The following matters will be brought before the shareholders for consideration at the Annual Meeting:

        1. The election of five (5) directors to hold office during the ensuing year, and until their successors are elected and have been properly qualified.

        2.     The approval of the nVIEW Corporation 1996 Employee Stock Option
               Plan.

        3. The approval of the nVIEW Corporation 1996 Non-Employee Director Stock Option Plan.

        4. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the ensuing year.

        5. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has established the close of business on June 3, 1996 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors
                                            of nVIEW Corporation

                                            JAMES A. KIRKPATRICK
                                            Secretary

June 28, 1996
Newport News, Virginia

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                        PROXY STATEMENT

        The enclosed Proxy is solicited on behalf of the Board of Directors of nVIEW Corporation (the "Company") for use at the Annual Meeting of Shareholders on July 25, 1996, or any adjournment thereof (the "Annual Meeting") to be held at the Omni Newport News Hotel, 1000 Omni Way, Newport News, Virginia 23606, at 11:00 a.m., local time.

        Only shareholders of record at the close of business on June 3, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. It is the intention of the persons named in the Proxy to vote as instructed by the shareholders, or if no instructions are given, to vote (1) to approve the election of the five (5) Directors listed in the Proxy Statement; (2) to approve the nVIEW Corporation 1996 Employee Stock Option Plan; (3) to approve the nVIEW Corporation 1996 Non-Employee Director Stock Option Plan; (4) to ratify the appointment of KPMG Peat Marwick as Independent Auditors; and (5) in their discretion, upon such other business as may properly come before the meeting. This Proxy Statement and the enclosed Proxy are being mailed on or about July 1, 1996.

Revocability of Proxy

        Execution of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. A shareholder, in exercising his right to vote in person at the Annual Meeting, effectively revokes all previously executed Proxies. In addition, the Proxy may be revoked at any time prior to the Annual Meeting by written notice to the Secretary of the Company.

Persons Making the Solicitation

        The cost of soliciting Proxies will be borne by the Company. In addition to the solicitation by mail, the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers and regular employees of the Company may solicit Proxies personally, by telephone or telegram. The Company has engaged the firm of Georgeson & Company, Inc. to assist the Company in the distribution of proxy materials. The Company has agreed to pay Georgeson & Company, Inc. a fee of $5,000 plus expenses for its services.

Voting Shares and Vote Required

        On the Record Date, the Company had 4,935,541 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

        The presence at the Annual Meeting, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the meeting may be adjourned to permit further solicitation of proxies.
If a quorum is present, in the election of directors, director nominees must receive a plurality of the votes cast at the Annual Meeting. All other matters require the affirmative vote of a majority of the votes cast on each of these matters.

        Regarding the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum on the election of directors, but will have no other effect. Regarding the other proposals to be voted upon at the Annual Meeting, votes may be cast for or against or abstentions may be specified. Abstentions will be counted as present for purposes of the presence or absence of a quorum. Abstentions will not be counted in determining the votes cast in connection with the ratification of the appointment of auditors. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors, or the ratification of the appointment of auditors.

        Unless specified otherwise, the Proxy will be voted FOR the election of all the nominees to serve as directors of the Company until the next Annual Meeting or until their successors are duly elected and qualified, and FOR the ratification of the appointment of auditors. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Security Ownership of Management and Certain Beneficial Owners

        The following table sets forth, as of June 3, 1996, beneficial ownership of shares of Common Stock of the Company of (i) each of the Company's directors and named executive officers who own Common Stock; (ii) each beneficial holder of 5% or more of the Company's shares of Common Stock; and (iii) all directors and executive officers as a group. All directors and executive officers of the Company receive mail at the Company.

                                                     Total Number                Percent
            Name of Individual or                 Shares Beneficially           of Common
         Number of Persons in Group                      Owned                 Stock Owned
Stephen C. Adams (1)(2)                                  18,994                     *
N. Wayne Bailey (3)(4)                                   12,500                     *
Edgar M. Cortright (2)(5)                                49,356                     *
Robert D. Hoke (4)(6)                                    50,000                     *
Angelo Guastaferro (4)(7)                                15,522                     *
Joseph G. Morone (2)                                     5,000                      *
Jerry W. Stubblefield (4)(8)                             27,700                     *
James H. Vogeley (9)                                    792,000                  16.05%
FMR Corp. (10)                                          245,900                   4.98%
Directors and executive officers as a                   971,072                  19.67%
group (8 persons)

- ------------------
*Less than 1% ownership.

(1) Includes 2,118 shares owned by Mr. Adams' wife, Nancy B. Adams. Mr. Adams disclaims beneficial ownership of these shares.

(2) Includes options to purchase 5,000 shares granted under the 1996 Non-Employee Director Stock Option Plan described in Proposal No. 3 of this Proxy Statement. If Proposal No. 3 is not adopted, these options will be cancelled.

(3) Includes 12,500 shares that may be purchased pursuant to incentive stock options granted by the Company.

(4) Does not include shares that may be purchased pursuant to incentive stock options granted by the Company not exercisable within 60 days.

(5) Includes 27,356 shares owned by a revocable trust for the benefit of Mr. Cortright. Also includes 17,000 shares owned by a revocable trust for the benefit of Mr. Cortright's wife, for which Mr. Cortright disclaims beneficial ownership.

(6) Includes 50,000 shares that may be purchased pursuant to incentive stock options granted by the Company.

(7) Includes 9,000 shares that may be purchased pursuant to incentive stock options granted by the Company. These options are the vested portion of a grant to purchase 25,000 shares, vesting over a three-year period, granted to Mr. Guastaferro as Chairman of the Board of Directors.

(8) Includes 27,500 shares that may be purchased pursuant to incentive stock options granted by the Company.

(9) Does not include 94,850 shares owned by James H. Vogeley's father, Arthur W. Vogeley and 168,448 shares owned by James H. Vogeley's mother and Arthur W. Vogeley's wife, Julia B. Vogeley. All of these individuals disclaim beneficial ownership of shares owned by each other.

(10) As of December 31, 1995, pursuant to a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission, which indicated that the Board of Directors of the Fidelity Export Fund has authority to vote these shares. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

                              PROPOSAL 1.  ELECTION OF DIRECTORS

Nominees for Election

        Five (5) persons have been nominated by the Board of Directors to serve as Directors until the 1997 Annual Meeting of Shareholders, or until their successors have been elected and duly qualified.

        Unless otherwise directed by a shareholder on his Proxy, the persons named in the Proxy will vote for the election of the nominees named below. It is not anticipated that any of the nominees will be unable to serve on the Board of Directors, but if for any reason any nominee should not be able to serve, it is intended that the persons named in the Proxy will vote for a new nominee to be selected by the Board of Directors. The Board of Directors has no separate nominating committee.

        The following table sets forth the name, age and the date first elected to the Board of Directors of each nominee:

           Name                            Age            Director Since

Stephen C. Adams(A)(B)                     45                   1987
Edgar M. Cortright(A)(B)(C)                72                   1987
Angelo Guastaferro                         64                   1994
Joseph G. Morone                           43                   1996
James H. Vogeley(C)                        38                   1987

- ------------------

(A) Member of Audit Committee, which oversees the Company's internal audit and control policies and represents the Board in dealing with the Company's independent auditors. The Audit Committee held one meeting in 1995.

(B) Member of Compensation Committee, which recommends to the Board of Directors the salaries for the Company's officers, the compensation to be paid the Company's directors and determines the persons to whom stock options are granted, the number of shares subject to option, and the appropriate vesting schedule. The Compensation Committee held two meetings in 1995.

(C) Previously a member of Stock Option Committee, which existed for a brief period in 1995 to determine the persons to whom stock options were granted, the number of shares subject to option and the appropriate vesting schedule. The Stock Option Committee had one meeting in 1995. The duties of the Stock Option Committee have been assumed by the Compensation Committee.

        The Company's Bylaws currently establish a range for the number of directors from three to seven and authorize the Board to set the exact number of directors within said range. At the current time there are six directors, each having a one-year term that expires at the Company's annual meeting. After the Company's 1996 Annual Meeting, the number of directors will be set at five.

Background and Experience

        Mr. Adams has been Vice President of the POMOCO Group, Inc., a holding company for automobile, real estate, insurance and development concerns, since 1986. Prior to that, he was a partner in the public accounting firm of Hart, Adams and Toney. He is a member of the Peninsula Advisory Board of NationsBank of Virginia, N.A. Mr. Adams is a Certified Public Accountant and received B.S. and M.S. degrees in Accounting from the University of Virginia.

        Mr. Cortright retired in 1983 as President of Lockheed California Company. He is a past Director of the Langley Research Center of the National Aeronautics and Space Administration ("NASA"). Mr. Cortright received his B.S. and M.S. degrees in Aeronautics from Rensselaer Polytechnic Institute ("RPI") and has received honorary Ph.D. degrees from RPI and George Washington University.

        Mr. Guastaferro joined the staff of the Company in January 1996. Prior to 1996, he was Vice President - NASA and Federal Systems of Lockheed Missiles & Space Company, Inc. ("Lockheed") since 1985. Before joining Lockheed, Mr. Guastaferro had a career with NASA and the United States Air Force. From 1981 through 1985, he was the NASA Ames Research Center Deputy Director and from 1963 through 1981, he was involved in a number of space projects at Langley Research Center. Mr. Guastaferro received his bachelor's degree from New Jersey Institute of Technology, an MBA from Florida State University, and an AMP from Harvard University.

        Dr. Morone has been Dean of the Lally School of Management and Technology at RPI since July 1993, having previously served RPI as the Andersen Consulting Professor of Management and Director of the School's Center for Science and Technology Policy. Prior to joining RPI, Dr. Morone was a senior associate for the Keyworth Company, a consulting firm specializing in technology management and science policy. Dr. Morone also serves on the Board of Directors of Albany International, the securities of which are traded on the New York Stock Exchange and the Board of Directors of Albany Medical Center. Dr. Morone received his bachelor's degree from Hamilton College and his doctorate degree from Yale University.

        Mr. Vogeley is a founder of the Company and has been employed by it since its formation in 1987. From 1985 until the formation of nVIEW, Mr. Vogeley was Vice President of Bio-Systems Industries, Inc., a company that developed oculomotor products. From 1980 to 1985, he was employed by Hewlett-Packard Company in engineering, manufacturing and marketing capacities with the Disc Memory Division, Medical Products Division, and the Medical Products Group Headquarters. Mr. Vogeley has a bachelor's degree in Electrical Engineering with Distinction from Duke University.

Board and Committee Meetings

        Regular meetings of the Board of Directors are held quarterly. The Board of Directors held nine meetings in 1995. All Directors attended 75% or more of all Board of Directors meetings and meetings of their respective committees.

Executive Officers

        The following table sets forth the names, ages and positions held by each of the Company's executive officers.

Name                            Age            Position

Angelo Guastaferro              64             Chairman, President and
                                               Chief Executive Officer

James H. Vogeley                38             Chief Technology Officer

N. Wayne Bailey                 49             Vice President - Sales and
                                               Marketing

Jerry W. Stubblefield           47             Chief Financial Officer and
                                               Vice President - Finance

Background and Experience

        For a review of Mr. Guastaferro's and Mr. Vogeley's background, please see page 5 of this Proxy Statement.

        Mr. Bailey joined the Company in March 1993 and is Vice President of Sales and Marketing. Prior to joining the Company, Mr. Bailey was Director of International Sales and Marketing with ACU*PATH Technologies, a computer software company. Prior to joining ACU*PATH, Mr. Bailey was Worldwide Operations Manager of Sales and Support of Kurtz Corporation.

        Mr. Stubblefield joined the Company in January 1992 and became Chief Financial Officer in February 1992. He served as Chief Financial Officer of Trico USA, Inc. and Source Telecomputing, Inc., companies wholly or partially owned by a New York based capital investment firm, from July 1988 until September 1991. From August 1986 through June 1988 Mr. Stubblefield was Corporate Controller for QuesTech, Inc. Previously he has served as Controller of Dynamic Engineering, Inc., a QuesTech subsidiary, and Senior Staff Accountant for Rauch, Witt and Company, CPA's. He graduated in 1980 from Christopher Newport College, with degrees in Business Management and Accounting.

Executive Compensation

        The following table presents an overview of executive compensation awarded, earned, or paid during 1995, 1994 and 1993 to the Company's President and Chief Executive Officer, and the Company's other executive officers that earned in excess of $100,000 in 1995.

                             TABLE 1.  SUMMARY COMPENSATION TABLE

                                            Annual Compensation

                                                                            All Other
Name and Principal Position           Year     Salary        Bonus      Compensation(1)
Robert D. Hoke                        1995     109,074        --               --
 President and Chief Executive
 Officer

James H. Vogeley                      1995    $125,000    $   --             $2,500
 Chief Technology Officer             1994     125,000      12,775            2,500
                                      1993     111,717         --             1,096
N. Wayne Bailey                       1995     124,691         --             4,020
 Vice President -                     1994     149,987       9,244            4,015
 Sales and Marketing                  1993       2,579         --               --

Jerry W. Stubblefield                 1995     108,846         --             5,594
 Chief Financial Officer and          1994      96,923       9,906            5,573
 Vice President - Finance             1993      80,000         --             1,785

Charles L. Ball (2)                   1995     143,713         --               --
 Vice President Sales and Marketing   1994      32,614         --               --

- ------------------
(1) Includes the Company's matching contribution to its 401(k) retirement savings plan.
(2) Mr. Ball resigned his position as Vice President, Sales and Marketing, effective April 3, 1996.

Compensation Commitee Interlocks and Insider Participation

        At various times during 1995, the following directors served as members of the Company's Compensation Committee: Stephen C. Adams, Edgar M. Cortright, Angelo Guastaferro, Robert D. Hoke, and James H. Vogeley. In late 1995 and currently, the Compensation Committee was and is composed of Mssrs. Cortright and Adams. During 1995, no executive officer of the Company served as a member of the Compensation Committee of another entity, nor did any executive officer of the company serve as a director of another entity.

                          TABLE 2.  OPTION GRANTS IN LAST FISCAL YEAR

                                                                          Potential Realized Value
                                  % of Total     Exercise                     at Assumed Annual
                     Options    Options Granted   or Base                   Rates of Stock Price
                     Granted    to Employees in    Price      Expiration   Appreciation for Option Term
Name                   (#)       Fiscal Year      ($/sh.)         Date         (5%)      (10%)
N. Wayne Bailey      10,000         3.55%          $7.24          2/9/04      $39,916    $ 98,315
Charles L. Ball      20,000         7.10%          $7.24          2/9/04      $79,832    $196,631
Angelo Guastaferro   25,000         8.88%          $5.54         7/20/03      $66,128    $158,387
Robert Hoke          50,000        17.76%          $5.54         7/20/01      $94,206    $213,722
                     50,000        17.76%          $5.54         7/20/02     $112,767    $262,795
Jerry Stubblefield   20,000         7.10%          $7.24          2/9/04     $ 79,832    $196,631


Retirement Savings Plan

        The Company has a defined contribution plan ("nVIEW Retirement Savings Plan") under Section 401(k) of the Internal Revenue Code in which employees of the Company are eligible to participate. The plan permits employees to elect to invest not more than 15% of their qualified compensation (subject to a maximum imposed on highly-compensated employees each year by the Internal Revenue Code) on a tax-deferred basis in a fixed income fund, a balanced fund, an intermediate bond fund, a small company fund or an equity fund. Participants in the plan have matching Company contributions made to the plan on their behalf equal to 100% of their contributions not to exceed 6% of their base salary. The preceding Summary Compensation Table shows the value of Company contributions made to the plan with respect to the named executive officers in the column marked "All Other Compensation."

        In years when operational results warrant, the Company may make a discretionary profit sharing contribution, in addition to the 401(k) match. Participants must have worked a minimum of 1,000 hours and be employed on the last day of the year to receive profit sharing contributions. Contributions are also made to the accounts of participants who have retired, deceased, or become disabled during the plan year. Both the 401(k) match and the profit sharing contributions vest according to the following schedule:

                      Years of Service             Vesting

                      0-2 Years                       0%
                        2 Years                      10%
                        3 Years                      40%
                        4 Years                      70%
                        5 Years                     100%

Compensation Committee Report

        The Compensation Committee reviews the salaries and incentive compensation of executive officers and other key employees of the Company. The Committee makes recommendations to the Board of Directors concerning the adequacy of existing and proposed levels of compensation and benefits. At various times during 1995, Messrs. Adams, Cortright, Guastaferro, Hoke and Vogeley served on the Committee. In early 1996, the Committee was comprised of Messrs. Cortright, Adams and Vogeley. Since May 10, 1996, the Committee has been comprised of Messrs. Adams and Cortright.

        Compensation for contribution to the success of the Company is the cornerstone of the Company's executive compensation philosophy. Executive officers and other key employees are provided with the financial motivation to achieve higher profitability, and higher shareholder value. These annual and long-term incentives serve to focus executives on Company goals.

        The Company utilizes its incentive stock option plan to provide executives and other key employees with long-term incentives for Company growth and profitability. Employees are provided the option to purchase corporate shares at 100% of value on date of grant for a specified period, which period is never longer than ten years. The Company expects to continue awarding stock option grants to key employees as motivation to improve Company and stockholder value. Table 2, as shown on page 7, summarizes stock options granted to the named executive officers during 1995.

        Compensation adjustments to base salary for executives in 1995 were awarded based on individual performance, skill level and experience. The executive salaries initiated and/or adjusted in 1995 fell within the ranges established by the Compensation Committee based upon industry standards as recommended by William M. Mercer, Inc. in 1993.

        In summary, the Compensation Committee endeavored to provide competitive total compensation packages for the Company's employees, with compensation levels biased toward, and dependent upon, achievement of performance goals.

        In late 1995, recognizing the Company's financial position, the Company's executive officers agreed that commencing in 1996 they would place 20% of their salaries "at risk," to be paid only if the Company achieves profitability and meets certain goals. This "at risk" policy was implemented in January 1996 for the executive officers then employed by the Company.

        The Board of Directors did not materially modify or reject any Compensation Committee action or recommendation.

                                          Mr. Edgar Cortright, Chairman
                                          Mr. Stephen Adams

    THE PRECEDING "COMPENSATION COMMITTEE REPORT" SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR INCORPORATED BY REFERENCE IN ANY DOCUMENTS SO FILED.

Five-Year Shareholder Return Comparison

        The following graph shows a comparison of cumulative, five-year shareholder return for the Company, the NASDAQ US Index and an index of peer companies selected by the Company.


                                    [GRAPH]

               1995         1994         1993         1992           1991

nVIEW         96.67        226.67       106.67       150.00         800.00
S&P 500      187.61        136.74       134.95       122.60         113.92
NASDAQ US    226.64        160.37       164.07       142.93         122.81
PEER GROUP   100.08         89.23        46.30        39.72          35.29

The Company has constructed an industry peer group that consists of the Company and the following companies: Proxima Corporation, Sayett Group, Inc. and In Focus Systems, Inc. In developing the industry peer group index, the returns of these companies were weighted according to stock market capitalization at the beginning of each period for which a return is indicated.

Directors' Compensation

        The Company pays all directors who are not employees of the Company $1,250 for each regular quarterly board meeting attended and $500 for each additional meeting attended (although there have been times when board members waived the fees associated with attendance of board or committee meetings). Commencing in May 1995, the Chairman was paid $3,750 for each regular quarterly board meeting attended. Directors who are also employees of the Company receive no additional compensation for serving as directors, and since Mr. Guastaferro became employed by the Company, he ceased receiving a separate payment for his service as Chairman of the Board. Directors may receive payment of directors' fees in cash, Company common stock, or a combination of cash and Company common stock. Further, the Company reimburses its out-of-town directors for travel and reasonable out-of-pocket expenses in connection with their attendance at meetings of the board. As an inducement to serve as a director of the Company, prospective directors may be granted stock options under the 1992 Stock Option Plan. None of the current directors have received such grants, however, certain directors have received grants of stock options for their service as executive officers and/or employees of the Company. (For information regarding these option grants, see "Security Ownership of Management and Certain Beneficial Owners." In addition, the Board of Directors recently approved the 1996 Non-Employee Stock Option Plan, subject to shareholder approval at the 1996 Annual Meeting. For information regarding this plan, see Proposal 3 on page 14 of this Proxy Statement.

                  PROPOSAL 2. APPROVAL OF THE 1996 EMPLOYEE STOCK OPTION PLAN

1996 Employee Stock Option Plan

        The Company's shareholders are being asked to approve the nVIEW Corporation 1996 Employee Stock Option Plan that was adopted by the Board of Directors of the Company on January 17, 1996, subject to shareholder approval (the "Plan"). At the annual meeting, the following resolution will be offered:

        RESOLVED, that the nVIEW Corporation 1996 Employee Stock Option Plan as approved by the Board of Directors and as attached to the proxy statement issued for this meeting be and hereby is approved.

        The following description is a summary of the key features of the Plan and is qualified in its entirety by reference to the Plan, which is attached as Exhibit A to this Proxy Statement.

Purpose and Eligible Participants

        The Plan is intended to support the business goals of the Company and facilitate securing, retaining and motivating employees of high caliber and potential. The persons eligible to receive awards under the Plan are employees of the Company and its subsidiaries who are in positions in which their decisions, actions and/or counsel contribute to the success of the Company. Only directors who are employees of the Company are eligible for awards under the Plan.

Shares Available

        The number of shares of Company's Common Stock for which options, rights or other awards may be granted under the Plan may not exceed 120,000 shares. If any outstanding option, right or award for any reason expires or is terminated without issuance of shares (whether or not cash or other consideration is paid in respect of such shares), such shares not issued as a result may again be subject to options, rights or awards under the Plan. Also, the number of shares available under the Plan is subject to adjustment in the event of stock dividends, stock splits, merger and other similar events.

Administration of the Plan

        The Plan is administered by the Compensation Committee of the Board of Directors of the Corporation (the "Committee") currently consisting of two directors, both of whom are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall at all times consist of not less than two directors who are disinterested persons. The Committee has extensive authority to determine the employees to whom and the dates on which awards are made and the form, amount, size and other terms and provisions of each option, right or award granted under the Plan. The Committee may also make rules, regulations, interpretations and determinations not inconsistent with the Plan in respect to any restrictions or conditions, accelerations of rights, exercisability, extensions of post termination rights, waivers of performance conditions, deferrals of awards, tax withholding and other matters and may delegate certain responsibilities under the Plan to other persons except its authority in regard to benefits for persons who are officers or directors of nVIEW Corporation under Section 16 of the Exchange Act.

Forms and Provisions of Awards

        The Committee may grant from time to time long-term incentive awards in the form of non-qualified stock options, incentive stock options, stock appreciation rights, performance shares, performance units, or restricted stock, separately or in combination, as it deems appropriate and in the best interest of the Company under the circumstances. Payment for Company Common Stock acquired through exercise of a non-qualified stock option or an incentive stock option may be made in cash, Company Common Stock at fair market value, or a combination thereof, as the Committee may determine. A further description of the Plan's provisions concerning the various forms of awards under the Plan is set forth below.

        Non-Qualified Stock Options. The option price of stock options and the period during which each option can be exercised is fixed by the Committee, but in no case can the price be less than 100% of the market value of the shares at the time the option is granted. No option may be exercised earlier than six months after the date of grant or later than ten years after the date of grant and must be exercised during employment with the Company or its subsidiaries or at such other time determined by the Committee except in the case of each, disability, retirement or involuntary separation without cause.

        Incentive Stock Options. The option price and the period during which each incentive stock option can be exercised is fixed by the Committee, but in no case can the price be less than 100% of the market value of the shares at the time the incentive stock option is granted. No incentive stock option shall be exercisable earlier than six months after the date of grant or later than ten years after the date of grant and must be exercised during employment with the Company or its subsidiaries or at such other time determined by the Committee except in the case of death, disability, retirement or involuntary separation without cause.

Term of Plan; Amendments, Termination

        The Plan became effective on January 17, 1996, subject to shareholder approval and, if so approved, will terminate on January 17, 2006. No awards may be made under the Plan after its expiration date but awards made prior thereto may extend beyond that date. The Board of Directors may amend, alter, suspend or terminate the Plan in whole or in part at any time provided that any such action requiring shareholder approval under applicable law, regulation or rule is subject to shareholder ratification or approval within one year following the action. No amendment, alteration, suspension or termination of the Plan shall affect the rights of a participant under an award previously granted.

Federal Income Tax Consequences

        Grants of Options, Rights and Awards. The grant of a non-qualified stock option, and incentive stock option, does not result in income for the grantee or in a deduction for the Corporation.

        Exercise of Option. The exercise of a non-qualified stock option results in ordinary income for the optionee and a deduction for the Corporation measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required.

        The exercise of an incentive stock option does not result in income for the optionee. However, the excess of the fair market value on the exercise date over the option price of the shares is an "item of adjustment" for alternative minimum tax purposes. When an optionee sells shares acquired by exercise of an incentive stock option, the optionee's gain (the excess of sales proceeds over option price) upon the sale will be taxed as capital gain provided the optionee
(i) exercises the option while an employee of the Corporation or a subsidiary or within three months after termination of such employment for reasons other than death or disability and (ii) the sale is not within two years after the date of grant nor within one year after the transfer of shares upon exercise. If the exercise is after such three month period or the subsequent sale is before the expiration of either the two year or the one year period, the optionee generally will realize ordinary income in the year of exercise or the disqualifying sale.

        Subsequent Sales. A sale of shares more than one year after their receipt as described above will result in long-term gain or loss to the holder.

        Approval of this proposal requires the favorable vote of the holders of a majority of the outstanding shares of the Company's Common Stock present, either in person or by proxy, at the annual meeting. Failure to approve this proposal will result in the Plan only being used to grant nonqualified stock options to persons who are not executive officers of the Company.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE NVIEW CORPORATION 1996 EMPLOYEE STOCK OPTION PLAN.

                 PROPOSAL 3. APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTOR STOCK
                                         OPTION PLAN

        The Company's shareholders are being asked to approve the nVIEW Corporation 1996 Non-Employee Director Stock Option Plan that was adopted by the Board of Directors of the Company on May 10, 1996, subject to shareholder approval (the "Non-Employee Director Plan"). At the Annual Meeting, the following resolution will be presented for shareholder action:

        RESOLVED, that the nVIEW Corporation 1996 Non-Employee Director Stock Option Plan as approved by the Board of Directors and as attached to the Proxy Statement issued for this meeting be and hereby is approved.

        The following description is a summary of the key features of the Plan and is qualified in its entirety by reference to the Non-Employee Director Plan, which is attached as Exhibit B to this Proxy Statement.

Purpose

        The purpose of the Non-Employee Director Plan is to promote the interest of the Company and its shareholders by (i) attracting, retaining, and motivating experienced and knowledgeable non-employee directors and (ii) enabling such directors to participate in the long term success of the Company.

Administration of the Plan

        The Compensation Committee of the Board of Directors (the "Committee") will administer the Plan, subject to approval of the Board of Directors. The Committee is authorized to interpret the provisions of the Non-Employee Director Plan, to prescribe, amend and rescind rules and regulations relating to the Non-Employee Director Plan, to resolve all disputes arising under the Non-Employee Director Plan, and to make all other determinations necessary or advisable for the administration of the Non-Employee Director Plan. The Committee will also interpret, amend or terminate the Non-Employee Director Plan subject in certain instances to further shareholder approval. These instances include increasing the maximum number of shares reserved for issuance under the Non-Employee Director Plan, changing the description of individuals entitled to participate in the Non-Employee Director Plan, or materially increasing the benefits accorded to participants in the Non-Employee Director Plan.

Eligibility for Participation

        Only non-employee directors of the Company are eligible for participation under the NonEmployee Director Plan ("Participants").

Type of Awards

        The Non-Employee Director Plan authorizes the Committee to grant non-qualified stock options for Common Stock.

Term of the Plan

        The Non-Employee Director Plan will become effective on the date shareholder approval is obtained and will remain in effect until such time as no shares remain available for issuance under the Non-Employee Director Plan and the Company and the Non-Employee Director Plan's participants have no further rights or obligations under the Non-Employee Director Plan.

Shares Authorized for Awards under the Plan

        Of the Company's Common Stock, 100,000 shares have been reserved for the issuance of stock options under the Non-Employee Director Plan, subject to adjustment in the event of stock dividends, recapitalizations or other similar occurrences, as further described in the Non-Employee Director Plan.

Terms of Stock Options

        Participants who have served as non-employee directors prior to the Annual Meeting have received options for 5,000 shares, subject to shareholder approval of the Non-Employee Director Plan. If the Plan is approved by shareholders, any new Participants shall automatically receive an option for 5,000 shares upon their appointment or election as a director.

        Commencing with the Company's 1997 Annual Meeting, Participants will automatically receive an option for 3,000 shares of Common Stock after each Annual Meeting of the Company's shareholders, provided the director is still a member of the Board after the meeting. All options granted will vest immediately and will be exercisable for a period of five years from the date of grant, and have an exercise price equal to the fair market value of the underlying shares of Common Stock at the time of grant.

Federal Income Tax Consequences

        There will be no federal income tax consequences to either a Participant or the Company on the grant of an option under the Non-Employee Director Plan. On the exercise of an option granted under the Non-Employee Director Plan, the excess of the fair market value of the shares of Common Stock received on exercise over the option exercise price will be compensation to the Participant and treated as ordinary income. The Company will be entitled to a corresponding deduction. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, the Participant will have capital gain or loss equal to the difference between the amount realized on the sale or transfer and the tax basis of the shares of Common Stock subject to the Option.

Summary of Benefits under the Plan

        The following table sets forth the number of options that have been granted to non-employee directors under the Non-Employee Director Plan as of the date of this Proxy Statement, subject to their election as directors at the Annual Meeting and the approval of the NonEmployee Director Plan by shareholders at the Annual Meeting.

    Name                             Number of Options Granted                Grant Price
Stephen C. Adams                               5,000                             $5.68

Edgar M. Cortright                             5,000                             $5.68

Joseph G. Morone                               5,000                             $6.44

        Executive officers and other employees of the Company are not eligible for participation in the Non-Employee Director Plan.

        Approval of this proposal requires the favorable vote of the holders of a majority of the outstanding shares of the Company's Common Stock present, either in person or by proxy, at the annual meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN. FAILURE TO APPROVE THIS PROPOSAL WILL RESULT IN TERMINATION OF THE PLAN.

                       PROPOSAL 4.  APPROVAL OF APPOINTMENT OF AUDITORS

        The Board of Directors, upon recommendation of its audit committee, intends to appoint KPMG Peat Marwick LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the year 1996 and the Board of Directors desires that such appointment be ratified by the shareholders. KPMG Peat Marwick LLP has audited the financial statements of the Company since the Company's organization in 1987. A representative of KPMG Peat Marwick LLP will be present at the annual meeting and available to respond to questions.

                                    SUBMISSION OF PROPOSALS

        The next annual meeting of shareholders will be held on or about May 28, 1997. Any shareholder who wishes to submit a proposal of consideration at that meeting must submit the proposal in writing to Angelo Guastaferro, Chairman, President and Chief Executive Officer, before December 31, 1996.

                                            GENERAL

        The Company's 1995 Annual Report to Shareholders accompanies this Proxy Statement. The 1995 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Annual Report on Form 10-K for the year ended December 31, 1995 ("Form 10-K"), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form 10-K to:

                      James A. Kirkpatrick, Secretary
                      nVIEW Corporation
                      860 Omni Boulevard
                      Newport News, Virginia  23606

             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY

                                    By Order of the Board of Directors

                                    James A. Kirkpatrick
                                    Secretary

June 28, 1996

                                           EXHIBIT A

                                       nVIEW CORPORATION

                                1996 EMPLOYEE STOCK OPTION PLAN

        1.     Purpose.

               The purpose of this Stock Option Plan (the "Plan") is to give employees (collectively, the "personnel") of nVIEW Corporation, a Virginia corporation (the "Company"), and corporations with respect to which the Company directly or indirectly controls 50% or more of the combined voting power ("subsidiaries") an opportunity to acquire shares of the common stock of the Company, without par value ("Common Stock") to provide an incentive for personnel to continue to promote the best interests of the Company and enhance its long-term performance, and to provide an incentive for key personnel to join or remain with the Company and its subsidiaries.

        2.     Administration.

               (a) Committee. The Plan shall be administered by a stock option committee (the "Committee") appointed by the Board and composed of not less than two (2) members of the Board. Notwithstanding the preceding provisions of the Section, no member of the Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time while serving on the Committee or within one year prior to such exercise or participation, he or she has received stock or stock options pursuant to the Plan or any other plan of the Company or any affiliate thereof entitling the participants therein to acquire stock or stock options of the Company or any of its affiliates.

               (b) Powers. Within the limits of the express provisions of the Plan, the Committee shall determine: (i) the personnel to whom awards hereunder shall be granted, (ii) the time or times at which such awards shall be granted,
(iii) the form and amount of the awards, and (iv) the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Committee may take into account the nature of the services rendered by such personnel, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

               (c) Interpretations. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective awards and make all other determinations it deems necessary or advisable for the administration of the Plan.

               (d) Determinations. The determinations of the Committee on all matters regarding the Plan shall be conclusive. A member of the Committee shall only be liable for any action taken or determination made in bad faith.

               (e) Nonuniform Determinations. The Committee's determinations under the Plan, including without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

        3.     Awards Under the Plan.

               (a) Form. Awards under the Plan may be granted in the form of Stock Options, as hereinafter described. Stock Options granted hereunder may be in the form of incentive stock options, if the conditions of Section 4 are met, or nonqualified options if the conditions of Section 4 are not met or if so designated by the Committee.

               (b) Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is 120,000, subject to adjustment pursuant to Section 7. Shares of Common Stock issued pursuant to the Plan shall be authorized but unissued shares. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Stock Option, or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of such Stock Option, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

               (c) Type of Stock Options. It is intended that some or all of the Stock Options granted under the Plan shall constitute "Incentive Stock Options" within the meaning of Section 422 of the Code and taxable in accordance with
Section 421 of the Code; provided, however, that the Committee may in its discretion choose to issue certain stock options, within the aggregate number of shares of Common Stock available under the Plan, which violate one or more of the requirements of Section 4 below ("Nonqualified Options"), as long as the person(s) to whom such Nonqualified Options are granted is/are advised that such options will be taxable under Section 83 of the Code, rather than Section 421. Any Nonqualified Options issued hereunder shall be subject to such terms and conditions as may be imposed by the Committee. All Stock Options granted hereunder shall be designated by the Committee as either "Nonqualified Options" or "Incentive Stock Options" on the agreements between the Company and personnel evidencing the grant of such options.

        4.     Incentive Stock Options.

               Incentive Stock Options shall be in such form and upon such conditions as the Committee shall from time to time determine, subject to the following:

               (a) Personnel Who May Receive Incentive Stock Options. Incentive Stock Options may only be granted to personnel who, at the time the Options are granted, are employed by the Company.

               (b) Option Prices. The option price of each Incentive Stock Option shall be at least 100% of the fair market value of the Common Stock subject to such Incentive Stock Option on the date of grant.

               (c) Terms of Options. No Incentive Stock Option shall be exercisable after the date ten (10) years from the date such Incentive Stock Option is granted.

               (d) Limitation on Amounts. The aggregate fair market value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the capital stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under this Plan or any other plan of the Company or the parent or any subsidiary of the Company) shall not exceed $100,000.

               (e) Ten percent Shareholder. Notwithstanding any other provision herein contained, no person may receive an Incentive Stock Option under the Plan if such person, at the time the award is granted, owns (as defined in Section 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or any subsidiary, unless the person to whom the option is granted is an employee of the Company and the option price for such Incentive Stock Option is at least 110% of the fair market value of the Common Stock subject to such Option on the date of grant and such Option is not exercisable after the date five years from the date such Option is granted.

               (f)    Termination of Employment.

                      (i) Each Incentive Stock Option shall, unless sooner expired pursuant to subsection (ii) or (iii) below, expire on the first to occur of the tenth (10th) anniversary of the date of grant thereof and the expiration date set forth in the applicable option agreement.

                      (ii) An Incentive Stock Option shall expire on the first to occur of the applicable date set forth in paragraph (i) next above and thirty
(30) days after the date that the employment of the employee with the Company terminates for any reason other than death or disability. Notwithstanding the preceding provisions of this paragraph, the Committee, in its sole discretion, may, by written notice given to an ex-employee, permit the ex-employee to exercise Incentive Stock Options during a period following his or her termination of employment, which period shall not exceed three months. In no event, however, may the Committee permit an ex-employee to exercise an Incentive Stock Option after the expiration date contained in the agreement evidencing such Incentive Stock Option. Notwithstanding the preceding provisions of this paragraph, if the Committee permits an ex-employee to exercise Incentive Stock Options during a period following his or her termination of employment pursuant to such preceding provisions, such Incentive Stock Options shall, to the extent unexercised, expire on the date that such ex-employee violates (as determined by the Committee) any covenant not to compete in effect between the Company and the ex-employee.

                      (iii) If the employment of a person with the Company terminates by reason of disability (as defined in Section 422(c)(9) of the Code as determined by the Committee) or by reason of death, his or her Incentive Stock Options, if any, shall expire on the first to occur of the date set forth in paragraph (i) of this Section 4(f) and the first anniversary of such termination of employment.

        5.     Provisions Applicable to All Stock Options.

               (a) Exercise. All Stock Options granted hereunder shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement between the optionee and the Company, as the Committee shall determine; provided, that if such Options are to be issued as Incentive Stock Options, such determinations are not inconsistent with the other provisions of the Plan, and with Section 422 of the Code or regulations thereunder.

               (b) Manner of Exercise of Options and Payments for Common Stock. Stock Options may be exercised by an optionee by giving written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Stock Option is being exercised and tendering payment therefor. At the time that a Stock Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash or by certified check or, if the Committee in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Stock Option, or part thereof, being exercised shall be determined by dividing the option price by the fair market value per share of the Common Stock on the date of exercise). As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the optionee shall be delivered to the optionee.

        6.     Transferability.

               No Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Stock Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon the Stock Option not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by an Optionee during his or her lifetime or by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance.

        7.     Adjustment Provisions.

               The aggregate number of shares of Common Stock with respect to which Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option, and the option price per share of each such Stock Option, may all be appropriately adjusted as the Committee may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the repayment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 7 shall be made according to the sole discretion of the Committee, and its decisions shall be binding and conclusive.

        8.     Dissolution, Merger and Consolidation.

               Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Committee shall give at least 30 days' prior written notice of such event to each optionee to exercise his or her wholly or partially unexercised Stock Option (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to Section 4(f), each Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

        9.     Effective Date and Conditions Subsequent to Effective Date.

               The Plan shall be effective upon adoption by the Board of Directors; provided, however, Section 4 of the Plan shall become effective on the date of the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company as long as such shareholder approval is obtained within twelve (12) months after the date of adoption of the Plan by the Board.
Section 4 of the Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Stock Option granted hereunder shall not be qualified as an Incentive Stock Option under Section 422 of the Code.

        No grant or award shall be made under the Plan more than 10 years from the earlier of the date of adoption of the Plan by the Board of Directors; provided, however, that the Plan and all Stock Options granted under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the terms of the respective grants or awards and the related agreement.

        10.    Miscellaneous.

               (a) Legal and Other Requirements. The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Committee shall deem appropriate.

               (b) No Obligation To Exercise Options. The granting of a Stock Option shall impose no obligation upon an optionee to exercise such Stock Option.

               (c) Termination and Amendment of Plan. The Committee may from time to time alter, amend or suspend the Plan or any Stock Option granted hereunder or may at any time terminate the Plan, except that it may not (except to the extent provided in Section 7 hereof): (i) change the total number of shares of Common Stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Stock Options; (iv) decrease the minimum option price of Incentive Stock Options; or (v) change the class of persons eligible to be granted Stock Options under the Plan.

               (d) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options issued hereunder will be used for general corporate purposes.

               (e) Withholding Taxes. Upon the exercise of any Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

                      Upon the disposition of any Common Stock acquired by the exercise of a Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan payments are to be made by the Company in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

               (f) Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment or service of the Company or any subsidiary or affect any right which the Company or any subsidiary may have to terminate its employment or contract relationship with such optionee.

               (g) Rights as a Shareholder. No optionee shall have any right as a shareholder unless and until certificates for shares of Common Stock are issued to him or her.

               (h) Leaves of Absence and Disability. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any optionee who is an employee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any optionee who takes such leave of absence.

               (i) Fair Market Value. Whenever the fair market value of Common Stock is to be determined under the Plan as of a given date, such fair market value shall be:

                      (i) If the Common Stock is traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the 10 consecutive trading days immediately preceding such given date;

                      (ii) If the Common Stock is admitted to quotation on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") or other comparable quotation system and has been designated as a National Market System ("NMS") security, the average of the last sale price reported for the Common Stock on such system for the 10 consecutive trading days immediately preceding such given date;

                      (iii) If the Common Stock is listed on a national securities exchange, the average of the closing prices of the Common Stock of the Composite Tape for the 10 consecutive trading days immediately preceding such given date; and

                      (iv) If the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Committee, in good faith, shall determine.

Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the fair market value of Common Stock subject to an Incentive Stock Option shall be inconsistent with Section 422 of the Code or regulations thereunder.

               (j) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Secretary of the Company at its principal executive offices, or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an optionee (1) on the date it is personally delivered to him or her, or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

               (k) Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the Commonwealth of Virginia.

               (l) Elimination of Fractional Shares. If under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

                                           EXHIBIT B

                                       nVIEW CORPORATION

                         1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        1.  Purpose.

        The purpose of the Plan is to promote the interest of the Company and its shareholders by (i) attracting, retaining, and motivating experienced and knowledgeable non-employee directors; and (ii) enabling such directors to participate in the long-term success of the Company.

        2.  Definitions.

        For purposes of the Plan, the following terms shall have the meanings set forth below:

               (a)    "Board" means the Board of Directors of the Company.

               (b) "Change in Control" means the happening of any of the following:

                      (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, (other than the Company or a subsidiary of the Company or any Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities without the consent of a majority of the Board;

                      (ii) the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of Schedule 14A of the Exchange Act.;

                      (iii) when, during a period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a two-thirds majority thereof, provided however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this (iii)); or

                      (iv) the occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

               (c) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

               (d) "Committee" means the Compensation Committee of the Board. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

               (e) "Company" means nVIEW Corporation, a corporation organized under the laws of the Commonwealth of Virginia.

               (f) "Disability" means permanent and total disability as determined under the Company's long-term disability program.

               (g) "Eligible Director" means a member of the Board who is eligible for grants under the Plan pursuant to the provisions of Section 6.

               (h) "Effective Date" means the date of shareholder approval of the Plan.

               (i) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor thereto.

               (k) "Fair Market Value" means as of any given date, the average last reported sale price for the preceding twenty (20) business days of the Stock on the NASDAQ National Market (consolidated trading).

               (l) "Options" means non-statutory stock options granted under this Plan to purchase shares of Stock.

               (m) "Option Agreement" means an agreement evidencing the grant of an Option under the Plan in such form as the Committee may prescribe.

               (n) "Participant" means an Eligible Director who has received an Option grant under this Plan.

               (o) "Plan" means the nVIEW Corporation 1996 Non-Employee Director Stock Option Plan, as set forth herein and as it may be amended from time to time.

               (p) "Potential Change in Control" means the entering into an agreement by the Company, or the commencement of a tender offer, the consummation of which would result in a Change in Control of the Company as defined in the definition of "Change in Control" above.

               (q) "Retirement" means cessation of active services as a member of the Board at or after age 65, or with the consent of the Board, any early retirement date so specified.

               (r)    "SEC" means the Securities and Exchange Commission.

               (s) "Stock" means the Common Stock, without par value, of the Company.

        3.  Administration.

        The Committee will administer the Plan, subject to approval of the Board. The Committee is authorized to interpret the provisions of the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to resolve all disputes arising under the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination of the Committee shall be final and binding upon all persons having or claiming any interest under the Plan or under any Option granted pursuant to the Plan.

        4.  Shares of Stock Subject to the Plan.

        The stock to be subject or related to Options under the Plan shall be authorized and unissued shares of the Company's Stock. The maximum number of shares of Stock authorized with respect to the grant of Options under the Plan, subject to adjustment in accordance with Section 5 below, shall be up to 100,000 shares of Stock.

        5.  Capital Adjustments.

        In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the number and Option price of shares subject to outstanding Options granted under the Plan and (iii) in the number of shares of Stock to be subject to Options granted pursuant to Section 7 of the Plan as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any Options shall always be a whole number.

        6.  Eligibility.

        Only members of the Board who (i) are not employees of the Company or of any subsidiary or affiliate of the Company and (ii) are elected, appointed, or are subject to election, as directors by the holders of the Company's Stock are eligible to receive grants of Options under the Plan ("Eligible Director"). Any Eligible Director to whom Options have been granted and who thereafter becomes an employee of the Company or of any subsidiary or affiliate of the Company shall cease to be eligible for any further Option grants under the Plan while an employee, but shall not, by reason of becoming an employee, cease to be eligible to retain Options previously granted under the Plan.

        7. Terms of Option Grants. Options under the Plan shall be granted on the following terms:

               (a) Initial Option Grant. Each Eligible Director serving on the Board prior to the Effective Date has been granted an Option to purchase 50,000 shares of Stock, subject to shareholder approval of the Plan at the Company's 1996 Annual Meeting of Shareholders. On the Effective Date of the Plan, each of these Eligible Directors shall enter into an Option Agreement with respect to his or her Option grant. Thereafter, during the term of the Plan, each new or additional Eligible Director appointed or elected to the Board who has not previously been granted any Options pursuant to the Plan shall automatically receive an initial Option grant to purchase 50,000 shares of Stock (subject to adjustment pursuant to Section 5) on the date of such election or appointment and shall enter into an Option Agreement with respect thereto.

               (b) Annual Option Grant. Commencing with the Company's 1997 Annual Meeting of shareholders, each Eligible Director shall automatically receive an annual Option grant on the date of the final adjournment of each of the Company's Annual Meetings of shareholders, provided such Eligible Director is still a member of the Board after each Annual Meeting. The number of shares of Stock included in such annual Option grant shall be 3,000 shares (subject to adjustment pursuant to Section 5).

               (c) Option Exercise Price. The exercise price of all Options granted under this Plan shall be the Fair Market Value of the Stock at the time of grant.

               (d) Vesting of Option. All Options granted under this Plan shall vest immediately.

               (e) Exercise of Option. All Options granted under this Plan shall be exercisable on and after the date of grant and shall expire five (5) years following the date of grant.

               (f) Payment of Exercise Price. Options may be exercised in whole or in part at any time and from time to time by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. Payment in full or in part may also be made in the form of Stock already owned by the Participant. If payment of the Option exercise price is made in whole or in part in the form of Stock already owned by the Participant, the Company may require that the Stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise. No shares of Stock shall be issued until full payment therefor has been made. A Participant shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Participant has given written notice of exercise, has paid in full the purchase price for such shares, and, if requested, has given the representation described in Section 12(a).

               (g) Holding Period. Any other provision of this Plan notwithstanding, a Participant may not sell or dispose of any shares of Stock acquired pursuant to the exercise of an Option until at least six (6) months have elapsed from the date of the grant of the Option.

               (h) Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Exchange Act, and the rules promulgated thereunder by the SEC, the Company agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to a registered securities broker acceptable to the Company instructions to sell a sufficient number of shares of Stock to cover the costs and expenses associated therewith.

        8.  Non-Transferability of Options.

        No Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and all Options shall be exercisable, during the Participant's lifetime, only by the Participant.

        9.  Option Agreement.

        A Participant who has received an Option grant shall not have any rights with respect to such Option unless, within thirty (30) days of the date of the Option grant, such recipient delivers an executed copy of the Option Agreement to the Company, and complies with the applicable terms and conditions of the Option Agreement.

        10.  Amendment and Termination.

        The Board may terminate or amend this Plan at any time and from time to time; provided, however, that the Board may not, without approval of the shareholders of the Company, increase the maximum number of shares of Stock reserved for issuance under the Plan (other than for adjustments pursuant to Section 5), materially increase the benefits accorded to Participants under the Plan or change the description of the individuals eligible to receive Options; and provided further, that no amendment of any provision of the Plan governing the amount of Stock and price under, and timing of, grants of Options pursuant to the Plan (or of any other provision of the Plan to the extent a limitation on amendments to such provisions is required to preserve the status of Eligible Directors as "disinterested" persons under Rule 16b-3 as promulgated by the SEC under the Exchange Act) shall be made more frequently than once in any six month period, other than to comport with changes in the Code, ERISA or the rules thereunder. No termination of or amendment to the Plan may adversely affect the rights of a Participant with respect to any Option held by the Participant as of the date of such termination or amendment without such Participant's consent.

        11.  General Provisions.

               (a) The Committee may require each person purchasing shares pursuant to an Option under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange or automated quotation system upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional award or compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only if specific cases.

               (c) The adoption of the Plan shall not confer upon any director of the Company any right to continue as a member of the Board.

               (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

               (e) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent federal law and the rules and regulations promulgated thereunder by the SEC apply.

               (f) It is the intent of the Company that transactions involving equity securities under the Plan be exempt under Rule 16b-3 under the Exchange Act. Accordingly, if any provision of the Plan or any Option or Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to such a transaction, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such transaction.

                               NVIEW CORPORATION
                             NEWPORT NEWS, VIRGINIA
                   PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                  ANNUAL MEETING OF SHAREHOLDERS JULY 25, 1996

    The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, each dated June 28, 1996 and revoking all prior proxies, hereby appoints James H. Vogeley, Stephen C. Adams and Edgar M. Cortright, or any one of them, with full power of substitution in each, proxies to vote all the stock of nVIEW Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on July 25, 1996, and at any adjournment thereof, as follows:

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

  (1) For election as Directors until the next Annual Meeting and until their successors are elected and have qualified:
                           [ ] IN FAVOR   [ ] AGAINST
                                Stephen C. Adams
                               Edgar M. Cortright
                               Angelo Guastaferro
                                Joseph G. Morone
                                James H. Vogeley

    AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES MAY BE WITHHELD BY STRIKING THROUGH THE NOMINEE'S NAME LISTED ABOVE.

                                   (Continued, and to be signed on reverse side)

    (2) To approve the nVIEW Corporation 1996 Employee Stock Option Plan.

                      [ ] IN FAVOR  [ ] AGAINST  [ ]   ABSTAIN

    (3) To approve the nVIEW Corporation 1996 Non-Employee Director Stock Option Plan.
                      [ ] IN FAVOR  [ ] AGAINST  [ ]   ABSTAIN

    (4) To ratify the appointment of KPMG Peat Marwick LLP as Independent Auditors.
                      [ ] IN FAVOR  [ ] AGAINST  [ ]   ABSTAIN

    (5) If any other business properly comes before the meeting, this proxy will be voted at the discretion of the proxy holders.

    THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS DESCRIBED IN ITEMS
(1), (2), (3) and (4) ABOVE.

    This proxy is revocable at any time prior to its exercise. This Proxy when properly executed, will be voted as directed.

    Please sign your name(s) exactly as they appear hereon. If signer is a corporation, please sign the full corporate name by duly authorized officer. If an attorney, guardian, administrator, executor, or trustee, please give full title as such. If a partnership, sign in partnership name by authorized person.

                                          Date:                           , 1996

                                          Please complete, date, sign and return
                                          this proxy promptly in the
                                          accompanying envelope.

                                          Signature

                                          Signature